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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 14, 2000

                               HMI INDUSTRIES INC
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

         2-30905                                        36-1202810
(Commission File Number)                    (IRS Employer Identification No.)

                       6000 Lombardo Center, Suite 500
                             Seven Hills, Ohio 44131
              (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code: (216) 986-8008



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ITEM 5.  OTHER EVENTS.

On January 14, 2000, HMI Industries Inc. issued a press release to announce its approximated earnings for the first quarter ended December 31, 1999. The press release is attached as Exhibit 99 and this form 8-K incorporates by reference the press release.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits
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99       Press release of HMI Industries Inc. dated         Attached
         January 14, 2000.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   HMI INDUSTRIES INC.
                                                       (Registrant)


Date:  January 14, 2000                 By:     /s/ Julie A. McGraw
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                                                    Julie A. McGraw
                                           Vice President - Corporate Controller




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